Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Value Fund
Brown Advisory Small-Cap Growth Fund
Brown Cardinal Small Companies Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Opportunity Fund
Brown Advisory Intermediate Income Fund

Class A Shares

Supplement dated February 3, 2011 to
Prospectus dated September 30, 2010

The Board of Trustees of Professionally Managed Portfolios has approved closing Class A shares of each of the above-named Brown Advisory Funds to new purchases.

Effective February 15, 2011, Class A shares will no longer be available for purchases or exchanges.  Existing shareholders may remain invested in Class A shares of a Brown Advisory Fund; however shareholders will not be permitted to purchase additional Class A shares of any Brown Advisory Fund or exchange into Class A shares of any other Brown Advisory Fund.

Please retain this Supplement with the Prospectus.